UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2015

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	Other Events

On June 11, 2015, Solitario Exploration & Royalty Corp. (the “Company”), announced that the Company, Ely Gold & Minerals Inc. (“Ely Gold”), and DHI Minerals (U.S.) Ltd. (“DHI US”) entered into a Membership Interest Purchase Agreement (the “MIPA”) with Waterton Nevada Splitter, LLC, a wholly–owned subsidiary of Waterton Precious Metals Fund II Cayman, LP. Pursuant to the MIPA, the Company and DHI US will each sell the membership interest owned by it in Mt. Hamilton LLC, a Nevada limited liability company (“MH-LLC”), for aggregate consideration of US$30,000,000 (the “Transaction”). MH-LLC owns all of the rights and assets related to the Mt. Hamilton gold project located in White Pine County, Nevada. A copy of the press release announcing the Transaction is attached as Exhibit 99.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
Exhibits	Exhibit Description

99.1	Company Press Release dated June 11, 2015

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 11, 2015

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer